UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 8, 2022, the Governance, Compensation and Nominating Committee and the Board of Directors of Comerica Incorporated ("Comerica") adopted certain operational amendments to the 1999 Comerica Incorporated Amended and Restated Deferred Compensation Plan (the “Deferred Compensation Plan”) and the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (together with the Deferred Compensation Plan, the “Plans”), effective as of December 31, 2022. The Plans, as amended, have terms and conditions substantially similar to the respective previous versions of the Plans except for the following: the revised definition of “Incentive Award” excludes certain types of awards that are eligible for deferral under other plans, and each of the Plans was amended to clarify the administration of distributions in the event of separation from service due to death. The summary of the amendments to the Plans set forth above is qualified in all respects by reference to the Plans, as amended, copies of which are being filed herewith as Exhibit 10.7 and Exhibit 10.8.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits
10.7    1999 Comerica Incorporated Amended and Restated Deferred Compensation Plan (amended and restated effective December 31, 2022)
10.8    1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (amended and restated effective December 31, 2022)
104     The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Executive Vice President and
Chief Legal Officer

Date: November 14, 2022